                                                                  Exhibit 10.47

                                 October 13,1999

Mr. Stephen H. Clark
SpectraSite Communications, Inc.
8000 Regency Park
Cary, NC 27511

Donald Manning, Esq.
Nextel Partners Operating Corp.
4500 Carillon Point
Kirkland, WA 98033

      Re: Master Site Commitment Agreement (the "Site Commitment Agreement") dated as of April 20, 1999 among Nextel Communications, Inc., Nextel of New York, Inc., Nextel Communications of the Mid-Atlantic, Inc., Nextel South Corp., Nextel of Texas, Inc., Nextel West Corp., Nextel of California, Inc., Tower Parent Corp. (collectively, "Nextel"), SpectraSite Holdings, Inc. ("Tower Aggregator"), and Tower Asset Sub, Inc. ("Tower Sub")

Dear Gentlemen:

      This letter (the "Letter") sets forth the agreement of the above-referenced parties and Nextel Partners Operating Corp. ("Partners") regarding the Site Commitment Agreement and that certain designation letter attached hereto as Annex A and incorporated herein by reference (the "Designation") among Nextel WIP Corp. ("NWIP"), Partners, and Nextel Partners, Inc. Capitalized terms used in this Letter but not otherwise defined herein shall have the same meanings assigned to them in the Site Commitment Agreement.

      With respect to any Work (as defined in the Designation) performed by or on behalf of Partners, as the designee of NWIP under the terms and conditions of the Designation, the parties hereto agree as follows:

      o Pursuant to the Designation, Partners shall be responsible for the performance of all obligations of Nextel relating to the development and construction of the New Sites in the Partner Area.

      o Pursuant to Section 2.1 of the Site Commitment Agreement, Nextel Communications, Inc. hereby designates Partners as a "Transferring Subsidiary" for purposes of the Site Commitment Agreement.

      o As a Transferring Subsidiary only, Partners shall be bound by and subject to the terms and conditions and benefits of the Site Commitment Agreement as though it were an original party thereto.

      o Annex B to this Letter sets forth a complete list of all New Sites currently under development or construction in the Partner Area as of the date hereof, including the location (or search area, if applicable), status, and expected completion dates of such New Sites. Unless otherwise specified on Annex B, all such New Sites shall be deemed to be Purchased New Sites pursuant to Section 2.2 of the Site Commitment Agreement, and this Letter shall constitute, and otherwise satisfy the requirements of, the "Initial Notice" for purposes of Section 2.2(b) of the Site Commitment Agreement with respect to such New Sites.

Mr. Stephen H. Clark
Donald Manning, Esq.
October 13, 1999
Page 2


      o All Work shall be performed by Partners and the Contractors (as defined in the Designation) in accordance with the terms and conditions of the Site Commitment Agreement.

      o Without limiting the generality of the foregoing, it is expressly agreed and acknowledged that all New Sites that are Purchased New Sites developed and constructed by Partners pursuant to the Designation that meet the Minimum Specifications of the Site Commitment Agreement, all New Sites designated by Partners as Constructed New Sites, and all Proposed Tower Sub Co-Location Sites leased by Partners shall constitute "Qualifying Sites" as defined in
            Section 2.6 of the Site Commitment Agreement and shall count towards any and all commitments by Nextel to Tower Aggregator and Tower Sub under Section 3.3 of the Site Commitment Agreement. Partners shall convey each Purchased New Site in accordance with the terms of
            Section 2.4 of the Site Commitment Agreement and shall execute all agreements, documents, instruments, and the like which are contemplated by Section 2.4 to effectuate such conveyance; provided, however, that notwithstanding anything to the contrary contained in
            Section 2.4, Partners shall convey each Purchased New Site directly to Tower Sub rather than to Tower Parent Corp.

      o Tower Sub shall provide Nextel and NWIP with copies of any notices delivered by it to Partners pursuant to the Site Commitment Agreement.

      o Each of the parties represents and warrants to the others that (i) it is duly authorized to execute, deliver, and perform its obligations under this Letter, the Designation, and the Site Commitment Agreement, (ii) no consents, authorizations, approvals, or notices are needed to affect the transactions contemplated by this Letter, the Designation, or the Site Commitment Agreement, and
            (iii) the execution and delivery of this Letter and the Designation, and performance of its obligations under this Letter, the Designation, and the Site Commitment Agreement will not contravene any applicable laws, rules, or regulations, and will not conflict with or result in any material breach of, or constitute a material default under any indenture, mortgage, deed of trust, or other instrument or agreement to which it is a party or by which any of its assets may be subject.

      o Nextel shall have no liability or obligation, under the Site Commitment Agreement or otherwise, with respect to the Work, including, without limitation, any liability whatsoever for any delays, deficiencies or other defaults relating to Partners' performance of the Work. Tower Sub, for itself and its successors and assigns, hereby releases and forever discharges Nextel and each of its affiliates, subsidiaries, predecessors, officers, directors, agents, shareholders, employees, insurers, and representatives (other than Partners) from and against any and all liability, claims, demands or actions in any way relating to the Work, and Tower Sub agrees that Partners shall be solely liable for any breach of the Site Commitment Agreement (including, without limitation, the terms of Section 2.1 thereof) relating to New Sites in the Partner Area, provided that the foregoing shall not limit the obligations of the Transferring Subsidiaries under Section 3.3 of the Site Commitment Agreement. This paragraph shall survive the termination or expiration of this Letter.

Mr. Stephen H. Clark
Donald Manning, Esq.
October 13, 1999
Page 3


      o This Letter shall remain in effect for so long as the Designation remains in effect and shall terminate automatically upon the revocation or expiration of the Designation; provided, however, that the termination of this Letter shall not discharge, affect, or otherwise modify the rights and obligations of the parties with respect to the completion of construction or sale and purchase of any Constructed New Sites or Purchased New Sites in progress as of the termination date.

      o Except as provided herein, the terms and conditions of the Site Commitment Agreement shall remain unchanged and in full force and effect.

      Please indicate your acceptance of the foregoing by causing this letter to be signed by a duly authorized representative and returned to me at your earliest convenience.

                                        NEXTEL COMMUNICATIONS, INC.
                                        NEXTEL OF NEW YORK, INC.
                                        NEXTEL COMMUNICATIONS OF
                                          THE MID-ATLANTIC, INC.
                                        NEXTEL SOUTH CORP.
                                        NEXTEL OF TEXAS, INC.
                                        NEXTEL WEST CORP.
                                        NEXTEL OF CALIFORNIA, INC.
                                        TOWER PARENT CORP.

                                        By: /s/ Thomas J. Sidman
                                           -------------------------------------
                                        Name: Thomas J. Sidman
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


ACCEPTED AND AGREED:                    ACCEPTED AND AGREED:

SPECTRASITE HOLDINGS, INC.              TOWER ASSET SUB, INC.

By: /s/ Stephen H. Clark                By: /s/ Stephen H. Clark
   --------------------------------        -------------------------------------
Name: Stephen H. Clark                  Name: Stephen H. Clark
     ------------------------------          -----------------------------------
Title: President/CEO                    Title: President/CEO
      -----------------------------           ----------------------------------


ACCEPTED AND AGREED:                    ACCEPTED AND AGREED:

NEXTEL PARTNERS                         NEXTEL PARTNERS, INC.
  OPERATING CORP.

By: /s/ Donald J. Manning               By: Donald J. Manning
   --------------------------------        -------------------------------------
Name: Donald J. Manning                 Name: Donald J. Manning
     ------------------------------          -----------------------------------
Title: Vice President                   Title: Vice President
      -----------------------------           ----------------------------------

                                                                         ANNEX A

                                           October 13, 1999

Donald Manning, Esq.
Nextel Partners Operating Corp.
4500 Carillon Point
Kirkland, WA 98033

      Re: Appointment of Nextel Partners Operating Corp. ("Partners") as Designee of Nextel WIP Corp. ("NWIP") to Perform Specified Duties under Section 6.9 of Joint Venture Agreement (the "JVA") dated as of January 29, 1999 by and among Partners, NWIP, and Nextel Partners, Inc. ("NPI")

Dear Don:

      This letter (the "Designation") sets forth the agreement with respect to
(i) the appointment of Partners to perform specified duties on behalf of NWIP and as NWIP's designee under and for purposes of Section 6.9 of the JVA, and
(ii) the designation of Partners as a "Transferring Subsidiary" for purposes of the Site Commitment Agreement (as defined below). Capitalized terms used in this Designation but not otherwise defined herein shall have the same meanings assigned to them in the JVA.

      o In exercising its rights under Section 6.9 of the JVA, NWIP hereby authorizes and appoints Partners to perform specified duties on its behalf and as its designee for the sole purpose of contracting directly with one or more third parties (the "Contractors"), including Tower Asset Sub, Inc. ("Tower Sub"), to perform (subject to Section 6.9A of the JVA) the Site Acquisition Work and tower construction work referenced in Section 6.9B of the JVA (collectively, the "Work").

      o The authorization and appointment set forth in the preceding paragraph is revocable by NWIP in its sole and absolute discretion upon ten (10) calendar days prior written notice to Partners; provided, however, that in the event NWIP exercises its right to revoke this Designation for convenience, NWIP, in accordance with and to the extent set forth in Section 6.9B of the JVA, shall be liable for any delays in Site Acquisition Work or construction caused by such revocation on and after such revocation, and any such delays shall constitute an Excusable Delay as set forth in Sections 6.9B and 12.5 of the JVA.

      o For so long as and to the extent this Designation is in effect, as concerns all actions taken or omitted, and all Work performed by Partners as designee of NWIP hereunder, Partners acknowledges and agrees that such actions are taken or omitted, and such Work is performed, by Partners in place of and in substitution for NWIP, and that, notwithstanding anything to the contrary in Section 6.9 of the JVA or any other provision of the JVA relating to liability or responsibility for the consequences of failure to timely and properly take or complete any such action or Work, (i) NWIP shall have no liability or responsibility of any nature whatsoever to Partners in connection with any such action, omission, or Work, and
            (ii) Partners' failure to timely and properly take or complete (or arrange for the taking or completion of) any such action or Work (other than because of any act of any government in its sovereign capacity (including zoning or licensing actions), war or insurrection, strike or slow down, extreme weather, fire, earthquake, flood, epidemic, quarantine restriction, or acts of God or other such occurrences or events beyond the control of Partners) shall not constitute an Excusable Delay for purposes of the

Donald Manning, Esq.
October 13,1999
Page 2


            JVA or otherwise relieve or release Partners from any of its obligations under the JVA, including without limitation, those relating to the scheduled Build Out of its ESMR Network.

      o Pursuant to this Designation and the terms of Section 2.1 of the Master Site Commitment Agreement (the "Site Commitment Agreement") dated as of April 20, 1999 among Nextel Communications, Inc., Nextel of New York, Inc., Nextel Communications of the Mid-Atlantic, Inc., Nextel South Corp., Nextel of California, Inc., Tower Parent Corp., SpectraSite Holdings, Inc., and Tower Asset Sub, Inc., Partners shall be designated as, and shall be deemed to be, a "Transferring Subsidiary" as that term is defined in the Site Commitment Agreement. All Work shall be arranged and/or performed strictly in accordance with the terms of the Site Commitment Agreement, and all towers that are the subject of the Work shall meet the Minimum Specifications of the Site Commitment Agreement, except as otherwise expressly consented to in writing by NWIP, which consent shall not be unreasonably withheld or delayed. Partners shall cause all Contractors engaged by it or with its authorization to perform the Work in compliance with this paragraph.

      o Partners shall report monthly to NWIP on the status of the Work for each tower site that is or has been constructed by Partners pursuant to Section 6.9 of the JVA and this Designation or by Tower Sub in the Partner Area pursuant to the Site Commitment Agreement. Such report shall be in the form of Annex I attached hereto, which form may be modified from time to time with the mutual agreement of the parties. Partners shall maintain all records and information, including, without limitation, site leases, construction plans, permits, and the like, required to be maintained or provided by a Transferring Subsidiary under the Site Commitment Agreement. In addition, Partners shall provide NWIP with copies of any notices delivered or received by it pursuant to the Site Commitment Agreement and shall, on NWIP's request and at NWIP's expense, provide NWIP with copies of and access to any and all information and materials relating to Partner's performance of the Work or relating to the Site Commitment Agreement.

      o Each of NPI and Partners represents and warrants that (i) it is duly authorized to execute, deliver, and perform its obligations under this Designation, (ii) no consents, authorizations, approvals, or notices are needed to effect the transactions contemplated by this Designation, and (iii) the execution, delivery, and performance by it of its obligations under this Designation will not contravene any applicable laws, rules, or regulations, and will not conflict with or result in any material breach of, or constitute a material default under, any indenture, mortgage, deed of trust, or other instrument or agreement to which it is a party or by which it is bound or to which any of its assets may be subject.

      o For so long as and to the extent this Designation is in effect, Partners shall be solely liable for all costs associated with the Work. Nextel shall have no liability or obligation to any party, under the JVA, the Site Commitment Agreement, or otherwise, with respect to the Work, including, without limitation, any liability whatsoever for any delays, deficiencies or other defaults relating to the Work. Without limiting the generality of the foregoing, so long

Donald Manning, Esq.
October 13, 1999
Page 3


            as Partners is responsible for, or is authorized to make arrangements with Contractors for, conducting the Work, and except as expressly set forth in the second paragraph of this Designation, Partners shall not be entitled to any remedy contemplated by Section 6.9B of the JVA with respect to such Work. This paragraph shall survive the revocation or expiration of this Designation to the extent it relates to Work performed or in progress during the term of this Designation.

      o Partners, for itself and its successors and assigns, hereby releases and forever discharges, and agrees to indemnify and hold harmless, Nextel and each of its affiliates, subsidiaries, predecessors, officers, directors, agents, shareholders, employees, insurers, and representatives from and against any and all liability, claims, demands, or actions in any way relating to Partners' activities as contemplated by this Designation or to the Work or arising from Partners' noncompliance with the terms and conditions of this Designation. NPI is and shall remain jointly and severally liable with Partners for the full and punctual performance of the indemnification obligations set forth in this paragraph. This paragraph shall survive the revocation or expiration of this Designation to the extent it relates to any acts or omissions arising or occurring during the term of this Designation.

      o This Designation shall remain in effect until the earlier of (i) NWIP's revocation of its appointment of Partners in accordance with the second paragraph hereof, and (ii) the Build Stop Date.

      o Nothing in this Designation shall be construed to create the relationship of partners, joint venturers, employer/employee, principal/agent, or any other joint enterprise.

      o The parties each shall deliver such further documents or assurances as may be reasonably required by the other to effect the authorization and appointment contemplated hereby.

      o Except as provided herein, the terms and conditions of the JVA shall remain unchanged and in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Donald Manning, Esq.
October 13,1999
Page 4


      Please indicate your acceptance of the foregoing by causing this letter to be signed by a duly authorized representative and returned to me at your earliest convenience.


                                        NEXTEL WIP CORP.

                                        By: /s/ Alan Strauss
                                           -------------------------------------
                                        Name: Alan Strauss
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


ACCEPTED AND AGREED:

NEXTEL PARTNERS
  OPERATING CORP.

By: /s/ Donald J. Manning
   --------------------------------
Name: Donald J. Manning
     ------------------------------
Title: Vice President
      -----------------------------


ACCEPTED AND AGREED:

NEXTEL PARTNERS, INC.

By: /s/ Donald J. Manning
   --------------------------------
Name: Donald J. Manning
     ------------------------------
Title: Vice President
      -----------------------------

                                                                        ANNEX B

SITEID_840   SITE NAME                         SITE ADDRESS                       CITY                STATE
----------   ---------                         ------------                       ----                -----
AL8001       Cottage Hill-New                  13370-A Ezell Rd                   Grand Bay           AL
FL1031       Lake City                         WOLF RD OFF 41 N                   LAKE CITY           FL
FL1036       White Springs                     41 N & SUWANNEE VALLEY ROAD        LAKE CITY           FL
FL1038       Lacrosse                          EAST COUNTY ROAD 18 & I-75         COLUMBIA COUNTY     FL
HI0011       CAPTAIN COOK - Jones              Halekii & Kekee                    South Kona          HI
IA0526       Davenport - Sundholm              3111 Hickory Grove Road            Davenport           IA
ID5003       TABLE ROCK - JB Trust Bowler      Top of Table Rock Road
                                               APN: S0918314910, Sec 18,          BOISE               ID
ID5011       CALDWELL DWTN - Weymouth          824 ALBANY STREET                  CALDWELL            ID
ID5022       NAMPA - Adzem                     1st Street South                   Nampa               ID
ID5030       BOISE TOWNE SQUARE - Holman       711 North Allumbaugh St.           Boise               ID
IL3102       Odell                             20361 East 2600 North Road         Odell               IL
IL3104       Normal                            RR 8                               Normal              IL
IL3107       LeRoy                             Rural Route 1 Box 237A             Downs               IL
IL3120       McLean                            401 East South Street              McLean              IL
IL3121       Lincoln                           1895 Old Route 121                 Lincoln             IL
IL3135       Ashkum                            2577 N 700 East Rd.                Ashkum              IL
LA1486       Vinton                            5256 Gray Road                     Vinton              LA
LA1487       Sulphur                           3209 West Highway 90               Sulphur             LA
LA8004       LaFayette - Herbert               2413 W. Willow Road                Scott               LA
LA8005       Henderson - Talley                1031-B Irma Drive                  Breaux Bridge       LA
LA8031       Rayne-Sewer Plant                 Rayne Sewer Treatment Plant
                                               1301 - AW Jeff Davis               Rayne               LA
LA8032       Egan - Reed                       1507 Riverside Rd                  Jennings            LA
LA8035       Fenton-Gillory,LA                 15218 Frederick Rd                 Iowa                LA
MS8000       Vidalia-Juneau                    27127 Bradley Rd                   Pass Christian      MS
NY5024       Acker                             77 Louden Road Alexander Louden    Ghent               NY
NY5180       Pattersonville                    1243 Waters Road Pattersonville    Scotia              NY
NY5206       Brewerton                         858 Brewerton Rd                   Brewerton           NY
NY5226       Eastwood                          201 Midler Park Drive              Dewitt              NY
NY5230       Hancock                           5676 Taft Road                     Cicero              NY
NY5306       Farmington                        1000 County Road 8                 Farmington          NY
NY5322       Batavia                           8106 State Rd.                     Batavia             NY
NY5340       Brighton                          3195 Brighton-Henrietta Town L     Henrietta           NY
NY5385       Mount Read                        1766 Latta Road                    Greece              NY
TX0138       City of West                      1107 S. Harrison                   West                TX
TX1354       Fannet                            6849 Smith Road                    Beaumont            TX
TX1356       Vidor                             265 Rearick Road                   Vidor               TX
TX1358       Orange                            2703 Eddleman Road                 Orange              TX
TX1534       Stark                             9550 I-10 West                     Orange              TX
TX2723       Temple                            1206 N 31st Street                 Temple              TX
WI5000       Knapp                             N7205 Highway Q                    Knapp               WI
WI5002       Chippewa Falls                    7503 123rd Street                  Chippewa Falls      WI
WI5004       Old Town Road                     4985 Old Town Hall Road            Eau Claire          WI

Tower Sites

    Partner Site ID Information                   Nextel Site ID Information                     Market Build Status
-----------------------------------   ----------------------------------------------  -------------------------------------------
                          Partner's                                         Nextel's
Region  Section  Service   Service    Project  Project Name     Site ID      Market   Build-out  RF Design  Search Ring    Site
  #        #      Area #  Area Name     Code    (Site Name)  (with prefix)    Name      Year      Complete    Released    Leased
------  -------  -------  ---------   -------  ------------  -------------  --------  ---------  ---------  -----------  -------
  3       34       559    I-75 South   GA1047  Forsyth                      Southeast     1       Complete    Complete   Complete
  3       34       561    I-75 South   GA1048  Bolingbroke                  Southeast     1       Complete    Complete   Complete
  3       34       561    I-75 South   GA1115  Smarr                        Southeast     1       Complete    Complete   Complete
  3       34       561    I-75 South   GA1116  Johnstonville                Southeast     1       Complete    Complete   Complete
  3       34       561    I-75 South   GA1170  Hutchinson St.               Southeast     1       Complete    Complete   Complete

Partner                                         Market Build Status
------- --------------------------------------------------------------------------------------------------------
                                          Lease
Region   Site     Build Permit  Lease  Commencement  Colo / Raw Land /   Construction  Construction
  #      Zoned      Obtained     Rate      Date      Tenant Improvement     Started      Complete    Site On-Air
------  ------    ------------  -----  ------------  ------------------  ------------  ------------  -----------
  3     Complete    Complete     $500     10/1/94           RL              Complete     Complete      Complete
  3     Complete    Complete     $300     12/1/94           RL              Complete     Complete      Complete
  3     Complete    Complete     $250     11/1/94           RL              Complete     Complete      Complete
  3     Complete    Complete     $167     12/1/94           RL              Complete     Complete      Complete
  3     Complete    Complete     $420     6/1/98            RL              Complete     Complete      Complete